Exhibit 99.2
SUPPLEMENTAL FINANCIAL DATA Q2 2024

2 Disclaimer This presentation contains statements that constitute “forward-looking statements,” as such term is defined in Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, and such statements are intended to be covered by the safe harbor provided by the same. These statements are based on management’s current expectations and beliefs and are subject to a number of trends and uncertainties that could cause actual results to differ materially from those described in the forward-looking statements; Ready Capital Corporation (the “Company”) can give no assurance that its expectations will be attained. Factors that could cause actual results to differ materially from the Company’s expectations include those set forth in the Risk Factors section of the most recent Annual Report on Form 10-K filed with the SEC and other reports filed by the Company with the SEC, copies of which are available on the SEC’s website, www.sec.gov. The Company undertakes no obligation to update these statements for revisions or changes after the date of this release, except as required by law. This presentation includes certain non-GAAP financial measures, including Distributable earnings. These non-GAAP financial measures should be considered only as supplemental to, and not as superior to, financial measures in accordance with GAAP. Please refer to the Appendix for the most recent GAAP information. This presentation also contains market statistics and industry data which are subject to uncertainty and are not necessarily reflective of market conditions. These have been derived from third party sources and have not been independently verified by the Company or its affiliates. All material presented is compiled from sources believed to be reliable and current, but accuracy cannot be guaranteed. All data is as of June 30, 2024, unless otherwise noted.

3 Second Quarter 2024 Results  Net loss from continuing operations1 of $ (31.4) million, or $ (0.21) per common share  Distributable earnings2 of $16.6 million, or $0.07 per common share  Distributable earnings before realized losses3 of $36.9 million, or $0.19 per common share  Declared dividend of $0.30 per common share Earnings / Dividends  Return on Equity from continuing operations4 of (6.1)%  Distributable Return on Equity5 of 2.6%  Distributable Return on Equity from continuing operations before realized losses6 of 5.8%  Dividend Yield7 of 14.7% Returns 1. Before dividends on preferred securities and inclusive of non-controlling interest 2. Before dividends on preferred securities and inclusive of non-controlling interest. Refer to the “Distributable Earnings Reconciliation by Quarter” slide for a reconciliation of GAAP Net Income to Distributable Earnings 3. Before dividends on preferred securities, inclusive of non-controlling interest and before certain charge-offs and losses on sales of real estate owned assets and LMM loans. Refer to the “Distributable Earnings Reconciliation by Quarter” slide for a reconciliation of GAAP Net Income to Distributable Earnings 4. Return on equity from continuing operations is an annualized percentage equal to quarterly net income from continuing operations over the average monthly total stockholders’ equity allocated to continuing operations for the period 5. Distributable return on equity is an annualized percentage equal to distributable earnings over the average monthly total stockholders’ equity for the period. Refer to the “Distributable Earnings Reconciliation by Quarter” slide for a reconciliation of GAAP Net Income to Distributable Earnings 6. Distributable return on equity from continuing operations before realized losses is an annualized percentage equal to distributable earnings over the average monthly total stockholders’ equity for the period before certain charge-offs and losses on sales of real estate owned assets and LMM loans. Refer to the “Distributable Earnings Reconciliation by Quarter” slide for a reconciliation of GAAP Net Income to Distributable Earnings 7. Q2 dividend yield for the period is based on the 6/28/2024 closing share price of $8.18 8. Recourse leverage ratio excludes $1.2 billion of secured borrowings that are non-recourse to the Company  Net book value per share of $12.97 per common share  Total leverage of 3.5x and recourse leverage ratio8 of 1.0x Balance Sheet Multi-strategy real estate finance company that originates, acquires and services lower-to-middle-market (“LMM”) investor and owner occupied commercial real estate loans  The Company completed the acquisition of Madison One, a leading originator and servicer of USDA and SBA guaranteed loan products  On July 1, 2024, the Company acquired Funding Circle USA, Inc., an online lending platform that originates and services small business loans Mergers and Acquisitions

4 Return on Equity 1. Levered yield includes interest income, accretion of discount, MSR creation, income from unconsolidated joint ventures, realized gains (losses) on loans held for sale, unrealized gains (losses) on loans held for sale and servicing income net of interest expense and amortization of deferred financing costs on an annualized basis. 2. GAAP ROE is based on GAAP Net Income, while Distributable ROE is based on Distributable Earnings, which adjusts GAAP Net Income for certain items detailed on the “Distributable Earnings Reconciliation” slide. 3. Includes PPP revenue, net of direct expenses. 4. Non-recurring gains, losses and expenses before applicable tax expenses. 5. Consists of charge-offs and losses on sales of real estate owned assets and LMM loans.

5 Diversified, Complementary, & Scalable Platforms 61% 9% 12% 1% 5% 12% Bridge Fixed rate/CMBS Construction Freddie Mac Other Small Business Lending PORTFOLIO BREAKDOWN1 REVENUE BREAKDOWN2 ($ in thousands) $36,843 $388 $19,923 $2,024 $4,846 $26,230 $0 $10,000 $20,000 $30,000 $40,000 Bridge Fixed rate/ CMBS Construction Freddie Mac Other Small Business Lending 3 1. Assets include loans, MBS, servicing assets, JV investments, real estate owned and purchased future receivables. 2. Based on QTD Distributable Earnings including interest income, accretion of discount, MSR creation, income from unconsolidated joint ventures, realized gains (losses) on loans held for sale, unrealized gains (losses) on loans held for sale and servicing income net of interest expense and amortization of deferred financing costs on an annualized basis. 3. Loans with the “Other” classification are generally LMM acquired loans that have nonconforming characteristics for the Fixed rate, Bridge, or Construction categories. 3

6 Investment Portfolio Originations $123.1 $90.7 $8.8 $98.1 $157.3 $3.9 $5.3 $384.6 $373.7 $288.0 $156.2 $99.1 $120.8 $128.6 $152.2 $197.2 $217.3 $0 $400 $800 Q2'23 Q3'23 Q4'23 Q1'24 Q2'24 Bridge Fixed Rate/CMBS Freddie Mac SBA $632.4 $593.0 $449.0 $456.8 $473.7 1. Origination volumes are based on fully committed amounts in millions QUARTERLY INVESTMENT ACTIVITY1

• Liquidation and payoffs of $530 million, including $66 million of assets acquired in the Broadmark Merger • LMM money up pipeline of $545 million, including $121 million funded in July • Transfer of $74 million of delinquent loans into held-for-sale 10.2% 9.1% 9.1% 8.2% 9.0% 1.3% 1.7% 0.7% 0.5% 0.2% 0% 5% 10% 15% Q2 2023 Q3 2023 Q4 2023 Q1 2024 Q2 2024 Income on joint venture investments and gains on loans, held for sale Gross levered yield (ex. gains) 6 7 LMM Commercial Real Estate 1. Excludes joint venture investments and preferred equity investments 2. Gross of general reserves and net of valuation allowance 3. Loan-to-value (LTV) is calculated by dividing the current unpaid principal balance by the most recent collateral value received. The most recent value for performing loans is often the third-party as-is valuation utilized during the original underwriting process 4. All fixed rate loans are match funded 5. Loans with the “Other” classification are generally LMM acquired loans that have nonconforming characteristics for the Fixed rate, Bridge, or Construction categories 6. Includes realized and unrealized gains (losses) on loans held for sale and MSR creation 7. Includes interest income, accretion of discount, and servicing income net of interest expense and amortization of deferred financing costs 8. Calculated based on carrying value GROSS LEVERED YIELD PRODUCT TYPE LOAN COUNT(1) UPB BOOK VALUE(2) WA LTV(3) WA COUPON FIXED/FLOAT(4) 60+ Days Past Due(8) 1,878 $9.0B $8.7B 68.4% 9.1% 20.6 / 79.4% 6.3% FIXED RATE 224 $997M $988M 59.7% 5.0% 100.0 / 0.0% 3.3% BRIDGE 455 $6.36B $6.20B 70.3% 9.2% 1.4 / 98.6% 5.8% CONSTRUCTION (RC ORIGINATED) 6 $89M $88M 53.9% 9.7% 38.6 / 61.4% 0.0% MOSAIC ACQUIRED ASSETS 5 $577M $560M 78.8% 14.4% 15.8 / 84.2% 6.9% BROADMARK ACQUIRED ASSETS 76 $537M $471M 78.4% 11.1% 92.2 / 7.8% 24.7% OTHER(5) 1,112 $431M $424M 38.3% 6.7% 32.8 / 67.2% 1.3% 1,878 $9.0B $8.7B 68.4% 9.1% 20.6 / 79.4% 6.3% RC ORIGINATED 1,797 $7.87B $7.70B 67.0% 8.6% 16.8 / 83.2% 5.2% M&A 81 $1.11B $1.03B 78.6% 12.8% 52.7 / 47.3% 15.0% CURRENT QUARTER HIGHLIGHTS 7

8 Small Business Lending GROSS LEVERED YIELD LOAN COUNT UPB BOOK VALUE(1) WA LTV(2) WA COUPON FIXED/FLOAT 60+ Days Past Due(5) 4,877 $1.31B $1.29B 94.6% 10.4% 0.7 / 99.3% 2.1% CURRENT QUARTER HIGHLIGHTS 20.9% 21.2% 19.7% 18.1% 18.9% 22.7% 22.5% 24.4% 32.1% 36.2% 0% 15% 30% 45% 60% Q2 2023 Q3 2023 Q4 2023 Q1 2024 Q2 2024 Gross levered yield (ex. gains) Gains on loans, held for sale 1. Gross of general reserves 2. Loan-to-value (LTV) is calculated by dividing the current unpaid principal balance by the most recent collateral value received. The most recent value for performing loans is often the third-party as-is valuation utilized during the original underwriting process 3. Includes interest income, accretion of discount, and servicing income net of interest expense and amortization of deferred financing costs; excludes impairment 4. Includes realized and unrealized gains (losses) on loans held for sale and MSR creation 5. Calculated based on carrying value 3 4 • SBA net sales premiums peaking at 14.4% and averaging 11.0% net • $217 million of SBA loan originations, including $138 million of small balance loan originations • Current money up pipeline of $391 million, including $101 million funded in July

9 Loan Portfolio Composition 21% 22% 8% 10% 39% Small Business Lending Lodging Retail Eating Place Doctors Other 1. Calculated on UPB 69% 10% 5% 5% 11% LMM Commercial Real Estate Multi-family Mixed-use Retail Office Other Investments PROPERTY TYPE1 GEOGRAPHY1 20% 11% 8% 7% 7% 47% LMM Commercial Real Estate Texas California Arizona Georgia Florida Other 20% 12% 9% 5% 7% 47% Small Business Lending California Texas Washington Florida Georgia Other

10 Loan Portfolio – Risk Rating BUCKET 1: Very Low Risk of Loss: New origination or current with strong credit metrics (LTV/DSCR/DY). No expected losses. BUCKET 2: Low Risk of Loss: Current with maturity > 6 months. Lower credit metrics with possibility of inclusion on CREFC watchlist. No expected losses. BUCKET 3: Medium Risk of Loss: Current with near term maturities or in forbearance. Loss unlikely with no specific reserves booked. BUCKET 4: Higher Risk: Loan delinquent or in maturity default. Potential issues with sponsor or business plans. Minimal losses possible and adequately reserved in current period. BUCKET 5: Highest risk: Loan in default or special servicing. Specific losses identified and adequately reserved for in current period. LMM RISK RATING DISTRIBUTION RISK RATING CRITERIA AVERAGE RISK RATING 1 2.91 2.91 3.01 2.32 2.75 1.92 1.92 2.23 2.39 2.29 1.71 1.59 1.63 1.44 1.49 - 0.50 1.00 1.50 2.00 2.50 3.00 3.50 Q2'23 Q3'23 Q4'23 Q1'24 Q2'24 M&A RC Originated SBA 55% 27% 6% 12% 72% 23% 3% 2% 93% 2% 2% 3% 0% 20% 40% 60% 80% 100% 1 & 2 3 4 5 M&A RC Originated SBA 1. Prior to Q2 2024, the M&A category included all loans acquired by the Company. During Q2 2024, the M&A category is comprised of loans acquired in connection with Broadmark and Mosaic only and excludes legacy acquired loans.

11 LMM CRE Loan Portfolio - Migration TOTAL Q4’23 Q1’24 Q2’24 CURRENT 88.8% 87.8% 92.8% 30+ DAYS PAST DUE 1.7% 2.3% 0.9% 60+ DAYS PAST DUE 9.5% 9.9% 6.3% RC ORIGINATED Q4’23 Q1’24 Q2’24 CURRENT 92.1% 89.9% 94.4% 30+ DAYS PAST DUE 1.3% 2.2% 0.4% 60+ DAYS PAST DUE 6.6% 7.9% 5.2% M&A Q4’23 Q1’24 Q2’24 CURRENT 62.2% 72.8% 80.7% 30+ DAYS PAST DUE 4.7% 3.1% 4.3% 60+ DAYS PAST DUE 33.1% 24.1% 15.0% CONTRACTUAL STATUS(1) ACCRUAL STATUS (1) RISK RATING (1) TOTAL Q4’23 Q1’24 Q2’24 ACCRUAL 93.5% 92.8% 94.3% NON-ACCRUAL 6.5% 7.2% 5.7% RC ORIGINATED Q4’23 Q1’24 Q2’24 ACCRUAL 95.6% 94.2% 95.4% NON-ACCRUAL 4.4% 5.8% 4.6% M&A Q4’23 Q1’24 Q2’24 ACCRUAL 77.0% 82.6% 86.3% NON-ACCRUAL 23.0% 17.4% 13.7% TOTAL Q4’23 Q1’24 Q2’24 1 & 2 65.6% 67.2% 69.5% 3 19.3% 22.1% 23.9% 4 11.1% 7.6% 3.5% 5 4.0% 3.1% 3.1% RC ORIGINATED Q4’23 Q1’24 Q2’24 1 & 2 68.5% 69.7% 71.5% 3 19.1% 20.7% 23.5% 4 10.0% 7.9% 3.1% 5 2.4% 1.7% 1.9% M&A Q4’23 Q1’24 Q2’24 1 & 2 42.7% 48.2% 54.4% 3 21.4% 32.4% 27.3% 4 19.5% 5.6% 6.0% 5 16.4% 13.8% 12.3% 1. Calculated on carrying value

12 Financial Flexibility 17% 35% 17% 9% 4% 18% $1.3B Total Unencumbered Assets Unrestricted cash Securities Loans Servicing rights REO Other Assets UNENCUMBERED ASSET POOL HIGHLIGHTS $120 $761 $100 $110 $111 $0 $200 $400 $600 $800 2024 2025 2026 2027 2028 2029 and beyond CORPORATE DEBT MATURITY PROFILE ($ in millions) • Diversified unencumbered asset pool of $1.3 billion, including $226 million of unrestricted cash • 1.7x unencumbered assets to unsecured debt • $2.9 billion in available warehouse borrowing capacity across 12 counterparties • Limited usage of securities repo financing at 4.0% of total debt • Full mark to market liabilities and credit mark to market liabilities represent 22% of total debt • 90% of corporate debt maturities in 2026 or later

<0.1x 2.0x 0.5x 0.5x 0.5x $25 $4,407 $1,163 $1,148 $1,184 13 Debt - Leverage Corporate Debt PPPLF Securitized Debt Obligations Non-Recourse Secured Borrowings Recourse Secured Borrowings Debt Balance ($ in millions) Leverage Ratio • Total leverage of 3.5x • Recourse leverage ratio of 1.0x • 61% of secured borrowings subject to non-recourse or limited recourse terms Recourse Leverage by Reporting Segment(1) ($ in millions) $959 $189 $1,184 0.3x 1.2x 0.5x 0.0 1.0 2.0 3.0 4.0 $0 $300 $600 $900 $1,200 LMM Commercial Real Estate Small Business Lending Corporate Debt Recourse Leverage 1. Recourse leverage by reporting segment is based on the segment recourse debt balance over invested equity in the segment and excludes guaranteed loan financings

Financial Snapshot *($ in thousands, except share data)*

READY CAPITAL.

Investment Type	Average Carrying Value[(1)]	Gross Yield[(2)]	Average Debt Balance	Debt Cost [(3)]	Levered Yield
LMM CRE	$ 9,278,308	8.8%	$ 6,505,582	8.6%	9.2%
SBA	$ 505,128	26.5%	$ 311,834	8.8%	55.1%
Total	**$ 9,783,526**	**9.7%**	**$ 6,817,416**	**8.6%**	**12.2%**

Book Equity Value Metrics		
Common Stockholders' equity	$	2,181,502
Total Common Shares outstanding		168,167,272
Net Book Value per Common Share	$	12.97

Loan Portfolio Metrics	
% Fixed vs Floating Rate	18% / 82%
% Originated vs Acquired	88% / 12%
Weighted Average LTV [(4)] - LMM CRE	68%
Weighted Average LTV [(4)] – SBA	95%

Q2 2024 Earnings Data Metrics	
Net loss continuing ops | Distributable earnings before realized losses | Distributable earnings	$(31,427) | $36,884 | $16,631
EPS - continuing operations - Basic and diluted	$(0.21) | $(0.21)
Distributable EPS - Basic and diluted	$0.07 | $0.07
Distributable EPS before realized losses - Basic and diluted	$0.19 | $0.19
ROE continuing ops per Common Share	(6.1)%
Distributable ROE per Common Share	2.6%
Distributable ROE before realized losses per Common Share	5.8%
Dividend Yield [(5)]	14.7%

Servicing Portfolio Metrics		
SBA servicing rights - UPB	$	1,534,092
SBA servicing rights- carrying value	$	35,327
Multi-family servicing rights - UPB	$	5,885,203
Multi-family servicing rights - carrying value	$	70,222
USDA servicing rights - UPB	$	506,131
USDA servicing rights – carrying value	$	14,219

1. Average carrying value includes average quarterly carrying value of loan and servicing asset balances.
2. Gross yields include interest income, accretion of discount, MSR creation, income from our unconsolidated joint venture, realized gains (losses) on loans held for sale, unrealized gains (losses) on loans held for sale and servicing income net of interest expense and amortization of deferred financing costs on an annualized basis.
3. The Company finances the assets included in the Investment Type through securitizations, repurchase agreements, warehouse facilities and bank credit facilities. Interest expense is calculated based on interest expense and deferred financing amortization for the quarter ended 6/30/2024 on an annualized basis.
4. Loan-to-value (LTV) is calculated by dividing the current unpaid principal balance by the most recent collateral value received. The most recent value for performing loans is often the third-party as-is valuation utilized during the original underwriting process.
5. Q2 Dividend yield for the period is based on the 6/28/2024 closing share price of $8.18.

14

APPENDIX Additional Financial Information

Balance Sheet by Quarter

(in thousands)	6/30/2023	9/30/2023	12/31/2023	3/31/2024	6/30/2024
Assets					
Cash and cash equivalents	$ 197,651	$ 165,731	$ 138,532	$ 166,004	$ 226,286
Restricted cash	29,179	31,498	30,063	24,915	29,971
Loans, net	3,567,588	4,150,251	4,020,160	3,400,481	3,444,879
Loans, held for sale	104,496	74,655	81,599	584,072	532,511
Mortgage-backed securities	33,770	33,339	27,436	29,546	30,174
Investment in unconsolidated joint ventures	122,504	136,113	133,321	132,730	134,602
Derivative instruments	7,492	7,763	2,404	15,448	14,382
Servicing rights	94,893	100,284	102,837	103,555	119,768
Real estate owned, held for sale	251,325	281,941	252,949	239,874	187,883
Other assets	218,133	246,164	300,175	315,772	379,413
Assets of consolidated VIEs	7,207,426	7,080,266	6,897,145	6,591,834	6,250,570
Assets held for sale	453,978	433,283	454,596	439,301	423,894
Total Assets	**$ 12,383,046**	**$ 12,799,433**	**$ 12,441,217**	**$ 12,043,532**	**$ 11,774,333**
Liabilities					
Secured borrowings	2,166,791	2,175,345	2,102,075	2,198,272	2,311,969
Securitized debt obligations of consolidated VIEs, net	5,395,361	5,264,037	5,068,453	4,769,057	4,407,241
Convertible notes, net	114,942	—	—	—	—
Senior secured notes and Corporate debt, net	1,106,909	1,108,512	1,110,035	1,111,654	1,184,311
Guaranteed loan financing	226,084	886,916	844,540	814,784	782,345
Contingent consideration	15,566	13,408	7,628	—	3,926
Derivative instruments	2,261	—	212	593	2,638
Dividends payable	26,381	64,777	54,289	53,908	53,119
Loan participations sold	54,461	57,465	62,944	73,749	89,532
Due to third parties	4,467	2,436	3,641	3,401	1,995
Accounts payable and other accrued liabilities	148,540	156,863	207,481	193,896	204,766
Liabilities held for sale	299,022	293,561	333,157	315,975	332,265
Total Liabilities	**$ 9,671,623**	**$ 10,099,653**	**$ 9,794,455**	**$ 9,535,289**	**$ 9,374,107**
Preferred stock Series C	8,361	8,361	8,361	8,361	8,361
Stockholders' Equity					
Preferred stock	111,378	111,378	111,378	111,378	111,378
Common stock	17	17	17	17	17
Additional paid-in capital	2,313,849	2,318,109	2,321,989	2,307,303	2,287,684
Retained earnings (deficit)	187,139	168,539	124,413	(3,546)	(92,319)
Accumulated other comprehensive loss	(9,281)	(5,928)	(17,860)	(12,335)	(13,880)
Total Ready Capital Corporation equity	2,603,102	2,592,115	2,539,937	2,402,817	2,292,880
Non-controlling interests	99,960	99,304	98,464	97,065	98,985
Total Stockholders' Equity	**$ 2,703,062**	**$ 2,691,419**	**$ 2,638,401**	**$ 2,499,882**	**$ 2,391,865**
Total Liabilities, Redeemable Preferred Stock, and Stockholders' Equity	**$ 12,383,046**	**$ 12,799,433**	**$ 12,441,217**	**$ 12,043,532**	**$ 11,774,333**
Adjusted Book Value per Share	**$ 14.52**	**$ 14.42**	**$ 14.10**	**$ 13.44**	**$ 12.97**

16

Statement of Income by Quarter

READY CAPITAL.

(In thousands, except share data)	Q2 2023	Q3 2023	Q4 2023	Q1 2024	Q2 2024
Interest income	$ 231,004	$ 248,711	$ 250,130	$ 232,354	$ 234,119
Interest expense	(170,221)	(189,788)	(197,591)	(183,805)	(183,167)
Net interest income before (provision for) recovery of loan losses	**$ 60,783**	**$ 58,923**	**$ 52,539**	**$ 48,549**	**$ 50,952**
Recovery of (provision for) loan losses	(19,427)	12,151	(6,688)	26,544	18,871
Net interest income after (provision for) recovery of loan losses	**$ 41,356**	**$ 71,074**	**$ 45,851**	**$ 75,093**	**$ 69,823**
Non-interest income					
Net realized gain (loss) on financial instruments and real estate owned	$ 23,878	$ 14,402	$ 15,153	$ 18,868	$ 7,250
Net unrealized gain (loss) on financial instruments	(1,411)	15,121	1,643	4,632	(1,357)
Valuation allowance, loans held for sale	—	—	—	(146,180)	(80,987)
Servicing income, net of amortization and impairment	5,039	6,867	4,613	3,758	3,271
Income (loss) on unconsolidated joint ventures	33	56	(1,650)	468	1,139
Gain (loss) on bargain purchase	229,894	(14,862)	(7,060)	—	(18,306)
Other income	18,632	19,176	47,315	15,826	6,597
Total non-interest income (expense)	**$ 276,065**	**$ 40,760**	**$ 60,014**	**$ (102,628)**	**$ (82,393)**
Non-interest expense					
Employee compensation and benefits	$ (22,414)	$ (19,979)	$ (19,410)	$ (18,414)	$ (17,799)
Allocated employee compensation and benefits from related party	(2,500)	(3,001)	(3,010)	(2,500)	(3,000)
Professional fees	(5,533)	(7,666)	(15,997)	(7,065)	(6,033)
Management fees – related party	(5,760)	(7,229)	(7,035)	(6,648)	(6,198)
Incentive fees – related party	(71)	—	—	—	—
Loan servicing expense	(10,894)	(12,541)	(9,221)	(12,794)	(11,012)
Transaction related expenses	(13,966)	(2,329)	(576)	(650)	(1,592)
Other operating expenses	(9,557)	(12,760)	(24,806)	(30,187)	(21,802)
Total non-interest expense	**$ (70,695)**	**$ (65,505)**	**$ (80,055)**	**$ (78,258)**	**$ (67,436)**
Income (loss) from continuing operations before benefit (provision) for income taxes	$ 246,726	$ 46,329	$ 25,810	$ (105,793)	$ (80,006)
Income tax benefit (provision)	(2,194)	(2,808)	(1,236)	30,211	48,579
Net income (loss) from continuing operations	**$ 244,532**	**$ 43,521**	**$ 24,574**	**$ (75,582)**	**$ (31,427)**
Discontinued operations					
Income (loss) from discontinued operations before benefit (provision) for income taxes	$ 11,788	$ 4,877	$ (18,258)	$ 1,887	$ (3,699)
Income tax benefit (provision)	(2,947)	(1,219)	4,565	(472)	925
Net income (loss) from discontinued operations	**$ 8,841**	**$ 3,658**	**$ (13,693)**	**$ 1,415**	**$ (2,774)**
Net income (loss)	**$ 253,373**	**$ 47,179**	**$ 10,881**	**$ (74,167)**	**$ (34,201)**
Less: Dividends on preferred stock	2,000	1,999	1,999	1,999	1,999
Less: Net income attributable to non-controlling interest	4,490	1,517	1,118	117	1,820
Net income (loss) attributable to Ready Capital Corporation	**$ 246,883**	**$ 43,663**	**$ 7,764**	**$ (76,283)**	**$ (38,020)**
Earnings per common share from continuing operations - basic	**$ 1.80**	**$ 0.23**	**$ 0.12**	**$ (0.45)**	**$ (0.21)**
Earnings per common share from discontinued operations - basic	**$ 0.07**	**$ 0.02**	**$ (0.08)**	**$ 0.01**	**$ (0.02)**
Earnings per common share from continuing operations - diluted	**$ 1.70**	**$ 0.23**	**$ 0.12**	**$ (0.45)**	**$ (0.21)**
Earnings per common share from discontinued operations - diluted	**$ 0.06**	**$ 0.02**	**$ (0.08)**	**$ 0.01**	**$ (0.02)**
Weighted-average shares outstanding - Basic	131,651,125	171,973,933	172,116,989	172,032,866	168,653,741
Weighted-average shares outstanding - Diluted	141,583,837	174,440,869	173,957,731	173,104,415	169,863,975
Dividends declared per share of common stock	**$ 0.40**	**$ 0.36**	**$ 0.30**	**$ 0.30**	**$ 0.30**

READY CAPITAL.

Distributable Earnings Reconciliation by Quarter

(In thousands, except share data)	Q2 2023	Q3 2023	Q4 2023	Q1 2024	Q2 2024
Net Income (loss)	**$ 253,373**	**$ 47,179**	**$ 10,881**	**$ (74,167)**	**$ (34,201)**
Reconciling items:					
Unrealized (gain) loss on MSR - discontinued operations	$ (8,818)	$ (2,563)	$ 20,715	$ —	$ 7,219
Unrealized (gain) loss on joint ventures	—	—	2,214	(35)	(626)
Unrealized loss on foreign exchange hedges	—	—	1,582	—	—
Increase (decrease) in CECL reserve	19,410	(12,151)	3,195	(32,181)	(24,574)
Increase in valuation allowance	—	—	—	146,180	80,987
Non-recurring REO impairment	—	—	—	15,512	8,474
Non-cash compensation	2,062	2,275	1,360	1,877	1,891
Merger transaction costs and other non-recurring expenses	14,177	2,536	7,361	1,931	4,852
Bargain purchase (gain) loss	(229,894)	14,862	7,060	—	18,306
Realized losses on sale of investments	—	—	—	—	22,355
Total reconciling items	$ (203,063)	$ 4,959	$ 43,397	$ 133,284	$ 118,884
Income tax adjustments	973	26	(5,754)	(5,141)	(47,799)
Distributable earnings before realized losses	**$ 51,283**	**$ 52,164**	**$ 48,524**	**$ 53,976**	**$ 36,884**
Realized losses on sale of investments, net of tax	—	—	—	—	(20,253)
Distributable earnings	**$ 51,283**	**$ 52,164**	**$ 48,524**	**$ 53,976**	**$ 16,631**
Less: Distributable earnings attributable to non-controlling interests	$ 2,035	$ 1,566	$ 1,358	$ 1,108	$ 2,206
Less: Income attributable to participating shares	373	335	207	336	302
Less: Dividends on preferred stock	2,000	1,999	1,999	1,999	1,999
Distributable earnings attributable to Common Stockholders	**$ 46,875**	**$ 48,264**	**$ 44,960**	**$ 50,533**	**$ 12,124**
Distributable earnings before realized losses on investments, net of tax per common share - basic	**$ 0.36**	**$ 0.28**	**$ 0.26**	**$ 0.29**	**$ 0.19**
Distributable earnings per common share - basic	**$ 0.36**	**$ 0.28**	**$ 0.26**	**$ 0.29**	**$ 0.07**
Weighted average common shares outstanding	**131,651,125**	**171,973,933**	**172,116,989**	**172,032,866**	**168,653,741**

The Company believes that this non-U.S. GAAP financial information, in addition to the related U.S. GAAP measures, provides investors greater transparency into the information used by management in its financial and operational decision-making, including the determination of dividends. However, because Distributable Earnings is an incomplete measure of the Company's financial performance and involves differences from net income computed in accordance with U.S. GAAP, it should be considered along with, but not as an alternative to, the Company's net income computed in accordance with U.S. GAAP as a measure of the Company's financial performance. In addition, because not all companies use identical calculations, the Company's presentation of Distributable Earnings may not be comparable to other similarly-titled measures of other companies.

We calculate Distributable earnings as GAAP net income (loss) excluding the following:

- i) any unrealized gains or losses on certain MBS not retained by us as part of our loan origination businesses
- ii) any realized gains or losses on sales of certain MBS
- iii) any unrealized gains or losses on Residential MSRs from discontinued operations
- iv) any unrealized change in current expected credit loss reserve and valuation allowances
- v) any unrealized gains or losses on de-designated cash flow hedges
- vi) any unrealized gains or losses on foreign exchange hedges
- vii) any unrealized gains or losses on certain unconsolidated joint ventures
- viii) any non-cash compensation expense related to stock-based incentive plan
- ix) one-time non-recurring gains or losses, such as gains or losses on discontinued operations, bargain purchase gains, or merger related expenses

In calculating Distributable Earnings, Net Income (in accordance with U.S. GAAP) is adjusted to exclude unrealized gains and losses on MBS acquired by the Company in the secondary market but is not adjusted to exclude unrealized gains and losses on MBS retained by Ready Capital as part of its loan origination businesses, where the Company transfers originated loans into an MBS securitization and the Company retains an interest in the securitization. In calculating Distributable Earnings, the Company does not adjust Net Income (in accordance with U.S. GAAP) to take into account unrealized gains and losses on MBS retained by us as part of the loan origination businesses because the unrealized gains and losses that are generated in the loan origination and securitization process are considered to be a fundamental part of this business and an indicator of the ongoing performance and credit quality of the Company's historical loan originations. In calculating Distributable Earnings, Net Income (in accordance with U.S. GAAP) is adjusted to exclude realized gains and losses on certain MBS securities considered to be non-distributable. Certain MBS positions are considered to be non-distributable due to a variety of reasons which may include collateral type, duration, and size.

In addition, in calculating Distributable Earnings, Net Income (in accordance with U.S. GAAP) is adjusted to exclude unrealized gains or losses on residential MSRs, held at fair value from discontinued operations. In calculating Distributable Earnings, the Company does not exclude realized gains or losses on either commercial MSRs as servicing income is a fundamental part of Ready Capital's business and is an indicator of the ongoing performance.

To qualify as a REIT, the Company must distribute to its stockholders each calendar year at least 90% of its REIT taxable income (including certain items of non-cash income), determined without regard to the deduction for dividends paid and excluding net capital gain. There are certain items, including net income generated from the creation of MSRs, that are included in distributable earnings but are not included in the calculation of the current year's taxable income. These differences may result in certain items that are recognized in the current period's calculation of distributable earnings not being included in taxable income, and thus not subject to the REIT dividend distribution requirement until future years.

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